UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
 (Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Mr. Arnulfo Rodriguez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2016

Date of reporting period:  January 31, 2016

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2016

The Mexico Equity and Income Fund, Inc.

March 30, 2016

Dear Fellow Stockholders:

The Fund’s long, medium, and short-term performance relative to the benchmark indexes and to its peers is impressive.  In sum, stockholders have been well served by the high quality portfolio management of Pichardo Asset Management, the Fund’s investment advisor.  For detailed actual performance data, please refer to the presentation dated March 15, 2016 on the Fund’s website. (http://www.mxefund.com/pdfs/Presentation_0316.pdf)

On December 17, 2015, stockholders voted to eliminate the Fund’s remaining 48,535 shares of preferred stock.  Consequently, on February 10, 2016, each share of preferred stock was redeemed for $11.27 per share or 98% of its net asset value (NAV) on January 8, 2016.  As a result, the Fund now has only one class of stock outstanding, i.e., common stock.

 The Fund has an existing open-market share repurchase program.  The last reported repurchases were made in November 2012.  The board recently determined to resume share repurchases since the trading discount of the shares has widened.  In the future we intend to make additional repurchases if they are sufficiently accretive to NAV.  The Fund’s repurchases are reported monthly on its website.

Given the Fund’s good performance and a shareholder friendly board of directors, Donald Trump might consider that a better way to limit illegal immigration from Mexico might be to promote the free market economic reforms that are already underway there, rather than building a wall along the border.  In any event, El Chapo’s escape from prison suggests that Mexicans may be pretty resourceful at building tunnels under such a wall.

Sincerely yours,

Phillip Goldstein
Chairman

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders:

We are pleased to present the semi-annual report for The Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ended January 31, 2016.

I. INTRODUCTION

The backdrop to the Fund’s semi-annual period ended January 31, 2016 was ongoing concern about the global economic slowdown, especially China, the world’s second largest economy, where monetary and fiscal policies have caused increasingly strong speculative volatility in markets.

The Mexican economy, which is not commodity but manufacturing dependent, plots defensive among many emerging markets and most of the Latin American markets. Mexico’s 2016 estimated Gross Domestic Product (GDP) growth is 2.8%, according to the World Bank, similar to the growth rate of the previous two years; compared to -2.5% estimated for Brazil vs. -3.7% in 2015 and 0.1% in 2014. Mexico is also defensive in terms of public debt (60% of GDP) and contained inflation (2.13% in 2015). Nonetheless, the Mexican peso depreciated by approximately -11.17% during the Fund’s semi-annual period and has decoupled from the country’s solid macro fundamentals, suggesting that the currency is more influenced by external shocks than other currencies’ and the use of the Mexican peso as a proxy hedge as well as renewals of 3-month Mexican government M-Bond hedges by dedicated investors. (Source: The World Bank, Banxico, Thomson Reuters)

Noteworthy, early in February fiscal & monetary Mexican authorities adopted sound economic policies oriented to avoid further depreciation of the Mexican peso. These policies, which so far have succeeded in stabilizing the spot exchange rate around 18.5 pesos per US dollar, are:

•	An additional preemptive reduction of public expenditure of 0.7% of the GDP, most of it focused on Petroleos Mexicanos (PEMEX) expenditure. (Source: Secretaria de Hacienda y Credito Publico (SHCP))
•	An increase of fifty basis points in the Bank of Mexico’s overnight reference rate to 3.75% vs 0.50% of its counterpart of the U.S. Federal Reserve. (Source: Banxico)
•	The suspension of Bank of Mexico’s dollar auctions in the foreign exchange market and its substitution by direct discretionary intervention.

The U.S. economy is currently driving hopes for Mexican industrial manufacturing. Nonetheless, recent data points to U.S. manufacturing output decreasing 0.5% in January, down four of the past six months,

THE MEXICO EQUITY AND INCOME FUND, INC.

while the manufacturing index published by the Institute for Supply Management (ISM Manufacturing Index), has been below 50 since October 2015 (See chart below). According to the National Institute of Statistics and Geography (INEGI), Mexican industrial production grew 1.0% in 2015 compared to 2.6% in 2014. Manufacturing contributes 51% of industrial production (auto-parts, electrical and electronic devices and aerospace are among the main outputs). It also represents approximately 85% of total exports (around 80% of which go to the U.S.). In that regard, the Economist reports that “a slowdown in Chinese economic growth, as the authorities try to switch from an investment-led to a consumption-led model, is being blamed by many manufacturers in the developed world for their problems”. Internally, domestic demand has continued to be one of the main drivers of economic growth. (Source: Bloomberg, INEGI)

ISM Manufacturing Index
12 Month Period to January 2016

Source: Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexico Industrial Production
Annual Year-over-Year Variation

Source: INEGI.

Mexico Manufacturing Exports
Annual Year-over-Year Variation

Source: INEGI.

Growth of 0.8% in manufacturing exports is mainly explained by: i) -1.1% decline in other manufactured goods (66% of total manufacturing exports) that includes the activities of machinery and equipment, food products, beverages and tobacco, metal industries, textiles, clothing and leather industries, paper, printing and related industries, wood industry etc.; ii) 4.7% increase in the automotive industry (34% of total manufacturing exports). These numbers compare unfavorably with the 7.2% growth in 2014

THE MEXICO EQUITY AND INCOME FUND, INC.

resulting from an 11.9% increase in the automotive industry and 5.1% in other manufactured goods. (Source: INEGI)

At the same time, the Mexican economy faces challenges related to (1) further public spending cuts to offset an additional drop in oil prices in 2017 and beyond; and (2) the impact on Mexican exports resulting from the slowdown from the U.S. manufacturing sector.

At the close of the Fund’s semi-annual period ended January 31, 2016, total consumption related stocks accounted for approximately 40% of the Fund’s total net assets. (For further explanation, see the Investment Strategy section). (Source: PAM, Bloomberg)

II. FUND PERFORMANCE

The Net Asset Value per share (“NAV”) of the Fund decreased by -7.94% in U.S. Dollar terms for the six-month period ended January 31, 2016, which represents an outperformance of +580 basis points compared to the MSCI Mexico-Index’s return of -13.74% for the same period. The Mexican peso depreciated by -11.17% against the US dollar for the same period. (Source: U.S. Bancorp, Bloomberg, Thomson Reuters)

The Fund’s January closing market price of US$ 10.33 (on the New York Stock Exchange) decreased -10.26% for the six-month period, and registered a discount of -14.77% to the Fund’s NAV of US$ 12.12, compared to a discount of -12.18% at July 31, 2015. (Source: U.S. Bancorp)

Sources: U.S. Bancorp[1]; Thomson[2], Bloomberg, PAM.

THE MEXICO EQUITY AND INCOME FUND, INC.

For the purpose of NAV performance calculation, U.S. Bancorp assumes that Fund’s dividends and distributions are reinvested at the closing NAV on the dividend ex-date and takes into account the dilution effect resulting from fund’s stock dividends. The NAV calculation of the Fund’s performance figures may differ from other financial sources, such as Bloomberg.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate meaning that an investor’s shares, when sold, may be worth more or less than their original cost. Performance data as of the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, and (414) 765-4255 and or by consulting the Fund’s web page: www.mxefund.com.

The Fund’s net assets totaled US$ 91,406,535 as of January 31, 2016, after the Board of Directors declared a dividend of US$ 4,187,372 (US$0.56 per share) with a December 28, 2015 ex-date, which was paid on January 29, 2016. (Source: U.S. Bancorp, Bloomberg)

There were no share repurchases during the Fund’s semi-annual period ended January 31, 2016. (Source: U.S. Bancorp)

III. FUND INVESTMENT STRATEGY

Our buy & sell ranking methodology supported decision-making regarding an approximate 23% equity shift in the Fund’s average net assets of US$ 97,861,344 during the six-month period ended January 31, 2016. The five main sales by industry were: i) Gas Utilities; ii) Chemicals; iii) Industrial Conglomerates; iv) Metals and Mining; and v) Wireless telecommunications. The proceeds from those sales were used to make equity purchases in the following sectors: i) Diversified telecommunications; ii) Food & Staples Retailing; iii) Airlines–low cost carriers; iv) Beverages; and v) Multiline Retailing. (Source: PAM, Bloomberg, U.S. Bancorp)

THE MEXICO EQUITY AND INCOME FUND, INC.

As of January 31, 2016, the Fund had an approximate 40% weight in consumption-related industries (Beverages, Food products, Hotels, Restaurants & Leisure, Food & Staples Retailing, Multiline Retailing, Household Products and Household Durable goods). Another sector that is sensitive to consumer spending is Transportation Infrastructure and Airlines, which represents currently an additional 10.4% of the fund’s total net assets. (See chart below for percentage allocation in other industries). (Source: PAM, Bloomberg)

MXE’s Portfolio Holdings by Industry, Adjusted by EBITDA Contribution
As of January 31, 2016

Source: PAM, Bloomberg.

Adjusted by Conglomerates (Adding Consumer related Subsidiaries by EBITDA to Consumer Related Industries weight of total net assets).

For the Fund’s six-month period ended January 31, 2016, the largest contributors and detractors, classified by industries were:

•	Contributors: Hotels Restaurants & Leisure +0.58%; Food Products +0.38%, Multiline Retail +0.07%, Food & Staples Retailing +0.05% and Beverages +0.05%. (Source: PAM, Bloomberg)
•	Detractors: Wireless Telecommunication -3.43%, Media -0.86%, Banks -0.75%, Industrial Conglomerates -0.74%, and Diversified Telecommunication -0.68%. (Source: PAM, Bloomberg)

The MSCI-Mexico Index’s top ten holdings accounted for approximately 72% of total assets while the Fund’s top ten holding accounted for approximately 55% as of January 31, 2016. (Source: PAM, Bloomberg)

Relative to market capitalization, large-cap stocks (a market cap of more than US$ 5 billion) accounted for approximately 54% of the Fund’s total assets; mid-cap stocks (a market cap of US$ 1 to US$ 5 billion) 38%, and small-cap stocks (a market cap of US$ 1 billion or less) 6%. (Source: PAM, Bloomberg)

THE MEXICO EQUITY AND INCOME FUND, INC.

IV. MEXICAN ECONOMY

Between 2010 and 2012, the Mexican economy saw robust growth rates of 4% to 5% per annum driven by U.S. quantitative easing before easing to a level of 2% from 2013 to 2015. Although ambitious and profound structural reforms may have supported growth over the last two years (see chart below), real wage gains have certainly boosted consumption after two years of subpar growth along with job creation and steady increase in consumer credit. (Source: INEGI)

Mexico Gross Domestic Product
Year-over-Year Variation

Source: INEGI.

This is confirmed by retail sales data, which grew 5.7% in November 2015 compared to the same time period the previous year, above the 5% estimated by analysts in a Bloomberg survey, while the ANTAD (National Association of Retail and Department Stores) reported an 8.1% jump in January same-store sales vs. the Bloomberg survey’s 6.5% estimate; suggesting that private consumption is still growing at a healthy clip and putting 2015 GDP on track to reach 2.5%. (Source: ANTAD, INEGI)

We believe that the fiscal and current account deficits remain manageable and compare favorably with other Latin American countries. The public sector borrowing requirement was 4.1% of GDP in 2015, significantly down from 4.6% in 2014. (Source: SHCP). The traditional deficit (excluding off-budget outlays) was also in line with the budget, equivalent to 3.5% of GDP. Indeed, despite lower oil prices and production, public finances have been positive with revenues fueled by higher income taxes, the oil hedges, and a surplus from Banco de Mexico’s exchange rate operations. More importantly, the Tax Reform early in 2014 has been effective at helping the government offset the fall in oil revenues in 2015 and 2016. (Source: SHCP)

JP Morgan estimates a current account deficit of 2.8% in 2015 compared to 2.2% in 2014. The increase can be largely explained by a much higher trade deficit of US$ 14.46 billion compared to US$ 2.8 billion in 2014. (Source: INEGI, JP Morgan)

THE MEXICO EQUITY AND INCOME FUND, INC.

V. THE MEXICAN STOCK EXCHANGE

The Mexican Stock Exchange was impacted by higher global risk aversion at the close of the Fund’s semi-annual period ended January 31, 2016, likely due to weak Chinese exports manufacturing data, closing the six-month period at 43,631 points from 44,753 points at end July 2015.  (Source: Bloomberg)

The MEXBOL Index’s current forward Price to Earnings ratio stood at levels of 18.3 times, slightly below the 12-month period average of 18.5 times. (See chart below). (Source: Bloomberg)

MEXBOL Index Forward Price to Earnings Ratio
One Year to January 2016

Source: PAM, Bloomberg.
σ: Stands for Standard Deviation. +1σ refers to above one standard deviation; -1σ refers to below one standard deviation; both measures quantify the amount of variation from the mean.

VI. CLOSING REMARKS

The Mexican economy is not decoupling from external shocks amid growing concerns over the slowing global economy. A manufacturing slowdown in developed economies, particularly the U.S., is likely to be the main concern for the Mexican economy in 2016. Additionally, aggregate demand will be tested by PEMEX’s restructuring, its budget constraint, and the government bailout, as well as its growing partnerships and resurgence.

We will continue to adhere to a de-indexed and diversified long-term investment strategy that seeks to take advantage of the market’s high valuation swings using a portion of the total percentage allocation by stock whenever the market presents such an opportunity, and reiterate our ongoing commitment to aim to enhance returns for the Fund’s stockholders.

THE MEXICO EQUITY AND INCOME FUND, INC.

For more information on the ongoing implementation of the energy reform, please refer to the Fund’s web page (www.mxefund.com).

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

The information provided herein represents the opinion of Pichardo Asset Management and not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

All investments involve risk. Principal loss is possible. Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Mexican Economic and Political Factors. Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” by the three most prominent rating agencies, Mexico continues to be classified as a developing economy and investments in developing countries are subject to certain economic risks. Nonetheless, on March 12, 2013 Standard & Poor’s revised upward its sovereign foreign currency credit outlook on Mexico from stable to positive. The current rating is BBB. The agency stated that higher odds of reforms being approved, was the main reason to revise upwards.

Diversification does not assure a profit or protect against a loss in a declining market.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Fund’s holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate which could result in higher transaction costs and higher tax liability which may affect returns.

Definitions

•
MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico. One cannot invest directly in an index.
•	Basis point (bps) is one hundredth of a percentage point (0.01%).
•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. Market price of common share may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	References to other funds should not be considered a recommendation to buy or sell any security.
•
GDP: Gross Domestic Product. The monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•
M-Bonds: Mexican Federal Government Development Bonds with a Fixed Interest Rate. Face value: $100 MXN. The securities can be issued for any term, as long as this term is a multiple of 182 days. Nevertheless, lately, these securities have been issued for 3- 5-10-20 and 30-year terms. These securities pay interest every six months; that is, every 182 days or on the banking business day that substitutes this date in the event of a holiday. The interest rate paid is fixed by the federal government upon issuance of the securities and is specified to investors in the auction announcement and in notices that are published every time there is a new securities series.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
ISM Manufacturing Index: The Institute for Supply Management (ISM) Manufacturing Index shows business conditions in the US manufacturing sector. It is a significant indicator of the overall economic condition in the United States. A result above 50 is seen as positive (or bullish) for the US Dollar, whereas a result below 50 is seen as negative (or bearish).

•
PEMEX: Petroleos Mexicanos is the Mexican state-owned petroleum company, created in 1938. PEMEX is the seventh crude oil producer worldwide and it’s evaluated as the eleventh integrated company. In México, it’s the sole producer of crude oil, natural gas and refined products, the most important source of government income and the most important company of the country.

•	SHCP: Secretaria de Hacienda y Credito Publico, is the Ministry of Finance.
•	INEGI: The National Institute of Statistics and Geography.
•	ANTAD: Stands for Asociación Nacional de Tiendas de Autoservicio y Departamentales (National Retailers Association of Mexico).
•
Cash Flow: Cash flow is the net amount of cash and cash-equivalents moving into and out of a business. Positive cash flow indicates that a company’s liquid assets are increasing, enabling it to settle debts, reinvest in its business, return money to shareholders, pay expenses and provide a buffer against future financial challenges. Negative cash flow indicates that a company’s liquid assets are decreasing.

•	Forward Price/Earnings is a measure of the price-to-earnings ratio using forecasted earnings rather than historical data.
•
Price to Earnings Ratio P/E: A valuation ratio of a company’s current share price compared to its per-share earnings. Calculated as:  current stock price of a company and divide by its earnings per share (EPS).

•	Earnings per Share (EPS): is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.
•
EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization, EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

•	Standard Deviation is a statistical measure of the historical volatility of a mutual fund or portfolio.
•	Market capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.
•
Turnover is a measure of a fund’s trading activity during its previous fiscal year, expressed as a percentage of its average total assets.  A turnover ratio of 100% or more does not necessarily suggest that all securities in the portfolio have been traded. In practical terms, the resulting percentage loosely represents the percentage of the portfolio’s holdings that have changed over the past year.  There is no assurance that a fund will maintain its current level of turnover.-

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2015	2014	2013	2012	2011
Real GDP Growth (y-o-y)	2.55%	2.25%	1.35%	4.02%	4.04%
Industrial Production (y-o-y)	0.97%	2.56%	-0.54%	2.90%	3.43%
Trade Balance (US billions)	-$14.46	-$2.85	-$1.20	$0.02	-$1.41
Exports	$380.77	$397.13	$380.02	$370.77	$349.43
Export growth (y-o-y)	-4.12%	4.50%	2.49%	6.11%	17.07%
Imports	$395.23	$399.98	$381.21	$370.75	$350.84
Import growth (y-o-y)	-1.2%	4.9%	2.8%	5.7%	16.4%

Financial Variables and Prices
28-Day CETES (T-bills)/Average	2.98%	2.99%	3.70%	4.29%	4.81%
Exchange rate (Pesos/US$) Average	15.88	13.31	12.77	13.15	12.60
Inflation IPC, 12 month trailing	2.13%	4.08%	3.97%	3.57%	3.82%

Mexbol Index
USD Return	-13.15%	-10.33%	-1.33%	28.97%	-12.56%
Market Cap- (US billions)	$203.44	$211.90	$355.99	$372.29	$282.60
EV/EBITDA	9.58	x	9.80	x	9.82	x	9.21	x	8.13	x

Fund´s NAV & Common Share
Market Price Performance
NAV´s per share	-6.90%	-3.45%	15.85%	47.13%	-13.81%
Share Price	-10.23%	-4.57%	19.24%	45.13%	-12.18%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016 (Unaudited)
Allocation of Portfolio Assets
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016 (Unaudited)
Schedule of Investments

MEXICO – 100.76%	Shares	Value

COMMON STOCKS – 98.03%

Airlines – 2.95%
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. (a)	1,590,371	$2,693,619

Airports – 7.50%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. – Series B	772,316	3,593,376
Grupo Aeroportuario del Pacifico, S.A.B. de C.V. – Series B	388,663	3,264,403
		6,857,779
Auto Parts and Equipment – 5.54%
Nemak, S.A.B. de C.V.	2,126,585	2,703,701
Rassini, S.A.B. de C.V.	638,705	2,358,642
		5,062,343
Beverages – 13.24%
Arca Continental, S.A.B. de C.V.	1,099,962	6,574,513
Fomento Economico Mexicano, S.A.B. de C.V.	584,100	5,532,893
		12,107,406
Cable and Satellite – 4.39%
Megacable Holdings, S.A.B. de C.V. – Series L	1,093,522	4,008,671

Chemical Products – 1.83%
Alpek, S.A.B. de C.V. – Series A	1,300,573	1,670,734

Communications Equipment – 4.40%
Telesites, S.A.B. de C.V. – Series L (a)	6,628,090	4,023,392

Construction and Infrastructure – 6.20%
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	366,354	4,186,326
Promotora y Operadora de Infraestructura, S.A.B. de C.V. – Series L	149,531	1,479,007
		5,665,333
Consumer Products – 1.74%
Kimberly-Clark de Mexico, S.A.B. de C.V. – Series A	666,900	1,594,287

Financial Groups – 10.41%
Banregio Grupo Financiero, S.A.B. de C.V. – Series O	194,064	911,486
Grupo Financiero Banorte, S.A.B. de C.V. – Series O	1,202,233	6,272,405
Unifin Financiera, S.A.B. de C.V. (a)	795,805	2,328,479
		9,512,370

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Schedule of Investments (continued)	(Unaudited)

COMMON STOCKS (continued)	Shares	Value

Food – 6.57%
Gruma, S.A.B. de C.V. – Series B	220,196	$3,336,128
Grupo Bimbo, S.A.B. de C.V. – Series A (a)	955,587	2,669,021
		6,005,149
Holding Companies – 7.28%
Alfa, S.A.B. de C.V. – Series A	2,051,720	3,814,365
Grupo Carso, S.A.B. de C.V.	707,603	2,844,418
		6,658,783
Hotels, Restaurants, and Recreation – 6.34%
Alsea, S.A.B. de C.V. – Series A	878,173	3,108,363
Grupe, S.A.B. de C.V. – Series B (a)(b)	1,026,845	2,689,150
		5,797,513
Publishing and Broadcasting – 1.52%
Grupo Televisa, S.A.B. de C.V. – Series CPO	261,400	1,385,275

Real Estate Services – 0.53%
Corpovael, S.A.B. de C.V. (a)	518,619	484,657

Retail – 9.76%
El Puerto de Liverpool, S.A.B. de C.V. – Series C-1	282,253	3,366,915
Grupo Sanborns, S.A.B. de C.V. – Series B-1	598,822	779,489
Wal-Mart de Mexico, S.A.B. de C.V.	1,900,267	4,775,354
		8,921,758
Telecommunication – 7.83%
America Movil, S.A.B. de C.V. – Series L	10,150,079	7,157,421
TOTAL COMMON STOCKS (Cost $87,422,707)		89,606,490

CAPITAL DEVELOPMENT CERTIFICATES – 2.34%

Atlas Discovery Trust II (b)(c)	300,000	2,136,133
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,190,759)		2,136,133

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Schedule of Investments (concluded)	(Unaudited)

RIGHTS – 0.00%	Shares		Value

Arca Continental, S.A.B. de C.V.	58,921		$0
TOTAL RIGHTS (Cost $0)			0

	Principal
SHORT-TERM INVESTMENTS – 0.39%	Amount		Value
Mexican BANOBRA
0.000% Coupon, 2.931% Effective Yield, 02/03/2016 (d)	6,560,000	*	361,619
TOTAL SHORT-TERM INVESTMENTS (Cost $357,048)			361,619
TOTAL MEXICO (Cost $89,970,514)			92,104,242

UNITED STATES – 0.02%	Shares		Value

INVESTMENT COMPANIES – 0.02%
First American Treasury Obligation – Class A	13,014		13,014
TOTAL INVESTMENT COMPANIES (Cost $13,014)			13,014
TOTAL UNITED STATES (Cost $13,014)			13,014
Total Investments (Cost $89,983,528) – 100.78%			92,117,256
Liabilities in Excess of Other Assets – (0.78)%			(710,721)
TOTAL NET ASSETS – 100.00%			$91,406,535

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued securities. The total market value of these securities was $4,825,283, representing 5.28% of net assets.
(c)	Illiquid security. The total value of this security was $2,136,133, comprising 2.34% of net assets.
(d)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016 (Unaudited)
Statement of Assets & Liabilities

ASSETS:
Investments, at value (cost $89,983,528)	$92,117,256
Receivables for investments sold	920,955
Cash	100,000
Foreign currency (Cost $5,211)	5,211
Other assets	25,452
Total Assets	93,168,874

LIABILITIES:
Payable for securities purchased	1,026,074
Payable for Fund shares redeemed	546,989
Advisory fees payable	86,676
NYSE fees payable	23,464
Administration fees payable	19,342
Audit fees payable	16,926
Legal fees payable	13,067
Custody fees payable	11,257
Fund accounting fees payable	8,556
CCO fees and expenses payable	4,018
Transfer Agent fees and expenses payable	2,844
Accrued expenses and other liabilities	3,126
Total Liabilities	1,762,339
Net Assets	$91,406,535
Net Asset Value Per Common Share ($91,406,535 / 7,542,295)	$12.12

NET ASSETS CONSIST OF:
Common stock, $0.001 par value; 7,542,295 shares outstanding,
7,155,083 shares held in treasury (98,144,872 shares authorized)	$7,542
Paid-in capital	99,121,393
Accumulated net investment income	77,105
Accumulated net realized loss on investments and foreign currency	(9,930,087)
Net unrealized appreciation on investments and foreign currency	2,130,582
Net Assets	$91,406,535

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

For the Six Months Ended January 31, 2016 (Unaudited)
Statement of Operations

INVESTMENT INCOME
Dividends(1)	$799,430
Interest	204,454
Total Investment Income	1,003,884

EXPENSES
Advisory fees (Note B)	557,683
Directors’ fees and expenses (Note B)	105,468
Administration fees (Note B)	60,322
Legal fees	38,666
Custodian fees (Note B)	31,226
CCO fees and expenses (Note B)	26,332
Fund accounting fees (Note B)	24,076
Printing and mailing	23,216
Insurance expense	19,410
Audit fees	16,928
NYSE fees	13,914
Transfer agent fees and expenses (Note B)	8,468
Miscellaneous	1,070
Total expenses	926,779
NET INVESTMENT INCOME	77,105

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments and foreign currency transactions	(6,690,828)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,452,291)
Net loss from investments and foreign currency transactions	(8,143,119)
Net decrease in net assets resulting from operations	$(8,066,014)

(1)	Net of $14,583 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$77,105	$(645,423)
Net realized gain (loss) on investments and foreign currency transactions	(6,690,828)	3,072,514
Net change in unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	(1,452,291)	(17,799,058)
Net decrease in net assets resulting from operations	(8,066,014)	(15,371,967)

Distributions to Shareholders from:
Net investment income
Common stock	—	(40,640)
Preferred stock	—	(291)
Net realized gains
Common stock	(4,160,192)	(10,918,548)
Preferred stock	(27,180)	(78,238)
Decrease in net assets from distributions	(4,187,372)	(11,037,717)

Capital Share Transactions (Note D):
Redemption of preferred stock	(546,989)	—
Issuance of common stock for dividend	1,089,584	8,278,288
Increase in net assets from capital share transactions	542,595	8,278,288

Total decrease in net assets	(11,710,791)	(18,131,396)

Net Assets:
Beginning of year	103,117,326	121,248,722
End of period*	$91,406,535	$103,117,326
* Including accumulated net investment income of	$77,105	$—

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,		For the Year Ended July 31,
	2016
	(Unaudited)		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.79		$17.77	$17.91	$13.78	$13.26	$10.48
Net investment income (loss)	0.01		(0.09)	0.01	(0.09)	(0.05)	(0.03)
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	(1.09)		(2.14)	2.10	4.35	0.48	2.75
Net increase (decrease) from
investment operations	(1.08)		(2.23)	2.11	4.26	0.43	2.72

Less: Distributions
Dividends from net investment income	—		(0.01)	—	—	—	(0.02)
Distributions from net realized gains	(0.56)		(1.61)	(2.13)	(0.19)	—	—
Total dividends and distributions	(0.56)		(1.62)	(2.13)	(0.19)	—	(0.02)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	—		—	0.00 (3)	0.06	0.09	0.08
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	(0.03)		(0.13)	(0.12)	—	—	—
Total capital share transactions	(0.03)		(0.13)	(0.12)	0.06	0.09	0.08

Net Asset Value, end of period	$12.12		$13.79	$17.77	$17.91	$13.78	$13.26

Per share market value, end of period	$10.33		$12.11	$16.08	$15.84	$12.11	$11.64
Total Investment Return Based on
Market Value, end of period(1)	(10.26)%		(15.19)%	15.93%	32.55%	4.04%	26.09%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$91,407		$102,448	$120,386	$109,337	$86,970	$89,184
Ratios of expenses to average net assets:	1.88	%(2)	1.76%	1.79%	1.62%	1.57%	1.51%
Ratios of net investment income (loss)
to average net assets:	0.16	%(2)	(0.58)%	0.07%	(0.52)%	(0.42)%	(0.20)%
Portfolio turnover rate	79.50%		175.19%	134.98%	179.10%	277.48%	253.20%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Annualized.
(3)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016 (Unaudited)
Notes to Financial Statements

NOTE A:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. Listed equity securities are valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the valuation time. If the security did not trade on the Primary Market, it shall be valued at the closing price on another comparable exchange where it trades at the valuation time.  If there are no such closing prices, the security shall be valued at the mean between the most recent highest bid and lowest ask prices at the valuation time. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2016.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (continued)	(Unaudited)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at January 31, 2016. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (continued)	(Unaudited)

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2016:

	Level 1*	Level 2*	Level 3**	Total
Equity
Airlines	$2,693,619	$—	$—	$2,693,619
Airports	6,857,779	—	—	6,857,779
Auto Parts and Equipment	5,062,343	—	—	5,062,343
Beverages	12,107,406	—	—	12,107,406
Capital Development Certificates	—	—	2,136,133	2,136,133
Cable and Satellite	4,008,671	—	—	4,008,671
Chemical Products	1,670,734	—	—	1,670,734
Communications Equipment	4,023,392	—	—	4,023,392
Construction and Infrastructure	5,665,333	—	—	5,665,333
Consumer Products	1,594,287	—	—	1,594,287
Financial Groups	9,512,370	—	—	9,512,370
Food	6,005,149	—	—	6,005,149
Holding Companies	6,658,783	—	—	6,658,783
Hotels, Restaurants, and Recreation	3,108,363	2,689,150	—	5,797,513
Publishing and Broadcasting	1,385,275	—	—	1,385,275
Real Estate Services	—	484,657	—	484,657
Retail	8,921,758	—	—	8,921,758
Telecommunication	7,157,421	—	—	7,157,421
Total Equity	$86,432,683	$3,173,807	$2,136,133	$91,742,623
Short-Term Investments	$13,014	$361,619	$—	$374,633
Total Investments in Securities	$86,445,697	$3,535,426	$2,136,133	$92,117,256

*	Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (continued)	(Unaudited)

Transfers between Level 1 and Level 2 securities as of January 31, 2016 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the securities are valued at the mean between the most recent bid and asked prices (Level 2 securities). Transfers as of January 31, 2016 are summarized in the table below:

Transfers into Level 1	$—
Transfers out of Level 1	(2,689,150)
Net transfers in and/or out of Level 1	$(2,689,150)
Transfers into Level 2	$2,689,150
Transfers out of Level 2	—
Net transfers in and/or out of Level 2	$2,689,150

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of July 31, 2015	$2,565,943
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(429,810)
Balance as of January 31, 2016	$2,136,133

(1)  Included in the net unrealized appreciation on investments and foreign currency on the Statement of Assets & Liabilities.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (continued)	(Unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2016:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an Increase in
	January 31, 2016	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,136,133	Market	Liquidity	Decrease
		Comparables/	Discount
Sum of the Parts
Valuation

(1)
In determining these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investment that would result from increases to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Disclosures about Derivative Instruments and Hedging Activities
The Fund did not invest in derivative securities or engage in hedging activities during the period ended January 31, 2016.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (continued)	(Unaudited)

ended July 31, 2015, the Fund decreased undistributed net investment loss by $649,247, decreased accumulated realized gain by $267,443, and decreased paid in capital by $381,804.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (continued)	(Unaudited)

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2015 and July 31, 2014 were as follows:

Distributions paid from:	7/31/15	7/31/14
Ordinary Income	$1,330,752	$10,150,547
Long-Term Capital Gain	9,706,965	2,932,254
Total	$11,037,717	$13,082,801

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$104,183,744
Gross tax unrealized appreciation on investments	7,409,683
Gross tax unrealized depreciation on investments	(6,989,983)
Net tax unrealized appreciation on investments	419,700
Undistributed ordinary income	—
Undistributed long-term capital gains	4,123,958
Total distributable earnings	4,123,958
Other accumulated gains(losses)	$(12,672)
Total accumulated earnings(losses)	$4,530,986

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2015, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (continued)	(Unaudited)

performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the six months ended January 31, 2016, the Fund’s investment performance ranged from 2.5% to 7.5% above the investment performance of the Index.  Accordingly, for the six months ended January 31, 2016 the net investment advisor fee consisted of the base fee of $491,981 and an upward performance fee adjustment of $65,702.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $35,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $78,124,919 and $81,814,799 respectively, for the six months ended January 31, 2016.

At January 31, 2016 approximately 100.8% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Notes to Financial Statements (concluded)	(Unaudited)

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2016, there were no shares of stock repurchased under the guidelines set forth in the Fund’s stock repurchase program.

During the year ended July 31, 2015, there were no shares of stock repurchased under the guidelines set forth in the Fund’s stock repurchase program.

On December 8, 2015, the Board of Directors declared a stock dividend of $0.56 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 113,378 shares of common stock to stockholders that did not elect the cash option, which amounted to $1,089,584.

Share Repurchase

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Subsequent Events

On December 17, 2015 at the Annual Meeting of Stockholders of the Fund, the preferred stockholders, voting as a separate class, and the common and preferred stockholders, voting together as a single class, each approved an amendment to the Fund’s Articles Supplementary authorizing the elimination of the preferred stock.  Consequently, the Fund redeemed all 48,535 preferred shares outstanding at 98% of the Fund’s net asset value per common share as of the close of business on Friday, January 8, 2016. Since such net asset value was $11.50, the Fund paid each preferred stockholder $11.27 per share on or about February 10, 2016. The total amount of the redemption payment was $546,989.

Effective March 16, 2016, Arnulfo Rodriguez of Pichardo Asset Management, S.A. de C.V. became the Fund’s Chief Financial Officer.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Additional Information	(Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2015, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Additional Information (concluded)	(Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2015 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 98.16%. (unaudited)

The Fund designates 100.00% of dividends declared for the fiscal year July 31, 2015 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016 (Unaudited)
Dividends and Distributions

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in the Fund’s Common Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Dividends and Distributions (concluded)	(Unaudited)

valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual
Stockholders Meeting	January 31, 2016 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 17, 2015, at the offices of U.S. Bancorp Fund Services, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 15, 2015, the record date, outstanding shares of common and preferred stock were 7,428,915 and 48,535 respectively. Holders of 6,406,148 common and 45,972 preferred shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors and approved an amendment to the Fund’s Articles Supplementary to provide for the redemption of the outstanding shares of the Fund’s preferred stock at the option of the Fund at a price equal to 98% of the net asset value per share of Fund on a date to be designed by the Board of Directors.  The following table provides information concerning the matters voted on at the meeting:

I.	(A) Election of Directors – Common and Preferred
		Votes For	Votes Withheld
	Rajeev Das	3,809,975	2,596,173

I.	(B) Election of Directors – Preferred
		Votes For	Votes Withheld
	Richard Abraham	42,454	3,518

II.	Approval of an amendment to the Fund’s Articles Supplementary to provide for the redemption of the outstanding preferred stock
		Votes For	Votes Against	Abstain
	Common and Preferred	4,319,958	107,327	45,491

	Preferred	29,399	2,959	—

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2016 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH
YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016 (Unaudited)
Management of the Fund

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Gerald Hellerman	1937	Director, Chief	Since	Managing Director of	Director, Crossroads
615 E. Michigan Street		Compliance	2013 / 15 years	Hellerman Associates	Capital, Inc. (f/k/a
Milwaukee, WI 53202		Officer		(a financial and corporate	BDCA Venture, Inc.);
				consulting firm) since 1993	Director, Emergent
				(which terminated activities	Capital, Inc. (f/k/a
				as of December 31, 2013).	Imperial Holdings,
Inc.); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.;
Director, MVC
Capital, Inc.;
Director, Special
Opportunities
Fund, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Chairman, Emergent
Park 80 West, Plaza Two,			2014 / 16 years	Mr. Goldstein has been a	Capital, Inc. (f/k/a
250 Pehle Avenue,				member of Bulldog Investors,	Imperial Holdings,
Suite 708				LLC, the investment advisor	Inc.); Director,
Saddle Brook, NJ 07663				of Special Opportunities	MVC Capital, Inc.;
				Fund, Inc. and the Bulldog	Chairman, Special
				Investors group of funds.	Opportunities Fund,
				He also is a member of	Inc.; Chairman,
				Kimball & Winthrop, LLC,	Brantley Capital
				the managing general	Corporation (until
				partner of Bulldog Investors	2013); Director,
				General Partnership, since	ASA Ltd. (until
				2012. From 1992-2012,	2013); Director,
				Mr. Goldstein was a	Korea Equity and
				member of the general	Income Fund, Inc.
				partners of several private	(until 2012).
funds in the Bulldog
Investors group of funds
and in 2012 became a
member of Bulldog
Holdings, LLC, which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Registered Investment	None
5650 El Camino Real,			2013 / 15 years	Advisor; held numerous
Suite 155				executive positions with
Carlsbad, CA 92008				Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2016
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	None
68 Lafayette Avenue			2012 / 15 years	been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of Bulldog Investors,
LLC, the investment
advisor to the Special
Opportunities Fund, Inc.,
since its inception in
2009. Treasurer of
Special Opportunities Fund,
Inc., from 2009-2014.

Richard Abraham	1955	Director	Since	Since 1998, Mr Abraham	None
143 Colfax Rd			2015	has been self employed as
Havertown, PA 19083				a securities trader.

Maria Eugenia Pichardo	1950	Interested	Since	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,	2014 / 6 years	Fund since the Fund’s
Bosques de las Lomas		Officer,		Inception; President and
Mexico DF 05120		President	Indefinite / 12 years	General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Luis Calzada	1965	Secretary	Indefinite / 5 years	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

Mario Alberto Gonzalez	1958	Chief	Since 2015	Chief Executive Officer,	None
Paseo de Tamarindos 45-201		Financial		Pichardo Asset Management,
Bosques de las Lomas		Officer		S.A. de C.V. from April 2015
Mexico DF 05120				to March 2016; Chief Financial
Officer, Farmocos Nacionales
from 2009 to April 2015.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Richard Abraham
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Maria Eugenia Pichardo

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/15 to 8/31/15	0	$0.00	0	0
9/1/15 to 9/30/15	0	$0.00	0	0
10/1/15 to 10/31/15	0	$0.00	0	0
11/1/15 to 11/30/15	0	$0.00	0	0
12/1/15 to 12/31/15	0	$0.00	0	0
1/1/16 to 1/31/16	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*   /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 6, 2016

By (Signature and Title)*    /s/ Arnulfo Rodriguez
Arnulfo Rodriguez, Chief Financial Officer

Date     April 6, 2016

* Print the name and title of each signing officer under his or her signature.